SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                FORM 8-K


                             CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report:    May 3, 1996

                        EQUITABLE OF IOWA COMPANIES
          (Exact Name of Registrant as Specified in Its Charter)

                                   Iowa
              (State or Other Jurisdiction of Incorporation)

         0-8590                                      42-1083593
(Commission File Number)                (I.R.S. Employer Identification No.)

604 Locust Street, P.O. Box 1635, Des Moines, IA                50306
  (Address of Principal Executive Offices)                    (Zip Code)

                              (515) 245-6911
           (Registrant's Telephone Number, Including Area Code)



























ITEM 5.  Other Events.

     See attached Press Release identified as "Exhibit 99", which by this reference is incorporated herein.


ITEM 7.  Exhibits.

     Press Release of Equitable of Iowa Companies dated May 3, 1996



















































                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EQUITABLE OF IOWA COMPANIES


Date: May 3, 1996               By   /s/ Paul E. Larson
                                     ___________________________________
                                     Paul E. Larson
                                     Executive Vice President and CFO
                                     (Principal Financial Officer)













































                         EXHIBIT INDEX


Exhibit No.               Description                        Page
___________               ___________                        ____

   99      Press Release of Equitable of Iowa Companies
                      dated May 3, 1996